                                                                    Exhibit 99.1

For Immediate Release

Contact: Mary Sadlier                                Albert R. Rietheimer
         Corporate Communications                    Chief Financial Officer
         (401) 456-5015 Ext. 1619                    (401) 456-5015 Ext. 1640

                      Bancorp Rhode Island, Inc. Announces
                     First Quarter Earnings of $1.7 million

PROVIDENCE -- (April 15, 2003) -- Bancorp Rhode Island, Inc. (NASDAQ: BARI), the
parent  company of Bank Rhode Island,  announced that its earnings for the first quarter of 2003 were $1.7 million, down 12 percent from the previous year. Total assets remained at $1.0 billion from the previous quarter.

The Company's  diluted earnings per share (EPS) were $0.42 for the first quarter of 2003, down 13 percent from $0.48 in 2002.

"During the first quarter, we made significant  investments in the future of the
Bank,  including  starting the conversion to the Fiserv CBS banking  system,  as well as opening a brand new  Operations  Center in Lincoln,"  said President and
CEO Merrill W. Sherman. "These initiatives,  combined with a low interest margin environment,  have resulted in a slow-down in earnings. The slow-down is in line with what we anticipated for the first half of this year."

The Bank's total  deposits were $763.0  million at the end of the first quarter, up from $761.9 at the end of 2002.  Core  deposits  (checking  and savings) grew
$10.4 million this quarter, a 2 percent increase.

The Bank's total  commercial  loans  outstanding  increased 6 percent during the
first  quarter,   reaching  $298.6  million  as  of  March  31.  Consumer  loans outstanding increased 10 percent during the quarter,  growing from $92.0 million on December 31 to $101.4 million as of March 31.

"Our commercial and consumer loan growth remain strong,"  Sherman noted.  "Those results are a product of our reputation  for service  coupled with our marketing outreach."

The  Company's  Board of Directors  approved a dividend of $0.14 per share.  The dividend will be paid on May 27 to shareholders of record on May 6.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow  (Wednesday,  April 16) to discuss its first quarter  earnings for
2003. The conference call can be accessed by dialing toll free (877) 234 - 1973.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in  Providence,  has 13 branches  located in Providence  and Kent counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                           Bancorp Rhode Island, Inc.
                         Selected Financial Highlights

                                                                   March 31,               December 31,
                                                                      2003                   2002
                                                                 ---------------         --------------
                                                                 (Dollars in thousands, except per share data)

      Total Assets                                             $      1,019,742        $     1,012,877
      Total Loans                                                       704,375                670,658
      Nonperforming Loans                                                 5,190                    736
      Allowance for Loan Losses                                          10,435                 10,096
      Allowance to Nonperforming Loans                                  201.06%               1371.74%
      Allowance to Total Loans                                            1.48%                  1.51%
      Total Deposits                                                    762,952                761,911
      Total Shareholders' Equity                                         67,449                 66,427

      Book Value Per Share                                              $ 17.79                $ 17.59
      Tangible Book Value Per Share                                     $ 14.95                $ 14.73

                                                                             Quarter Ended
                                                                               March 31,
                                                                 --------------------------------------
                                                                      2003                   2002
                                                                 ---------------         --------------
                                                                 (Dollars in thousands, except per share data)

      Interest Income                                          $         12,866        $        13,097
      Interest Expense                                                    5,052                  5,480
                                                                 ---------------         --------------
        Net Interest Income                                               7,814                  7,617
      Provision for Loan Losses                                             400                    400
      Noninterest Income                                                  1,916                  1,566
      Noninterest Expense                                                 6,873                  5,857
                                                                 ---------------         --------------
        Income Before Taxes                                               2,457                  2,926
      Income Taxes                                                          785                  1,032
                                                                 ---------------         --------------
        Net Income                                             $          1,672        $         1,894
                                                                 ===============         ==============

      Data Per Common Share:
      ----------------------

        Earnings Per Common Share - Basic                      $           0.44        $          0.51

        Earnings Per Common Share - Diluted                    $           0.42        $          0.48

        Average Common Shares Outstanding - Basic                     3,779,007              3,747,171

        Average Common Shares Outstanding - Diluted                   4,021,127              3,977,319

      Selected Operating Ratios:
      --------------------------

        Net Interest Margin                                               3.33%                  3.63%

        Return on Assets                                                  0.67%                  0.86%

        Return on Equity                                                 10.18%                 12.75%

        Efficiency Ratio                                                 70.64%                 63.78%

                                            BANCORP RHODE ISLAND, INC.
                                            Consolidated Balance Sheets

                                                                                     March 31,         December 31,
                                                                                       2003                2002
                                                                                  ----------------    ----------------
                                                                                             (In thousands)
ASSETS:
Cash and due from banks                                                           $       24,350      $      25,336
Overnight investments                                                                     7,900              17,623
Investment securities available for sale (amortized cost of $96,274 and
     $99,803 at March 31, 2003 and December 31, 2002, respectively)                      97,501             101,329
Mortgage-backed securities available for sale (amortized cost of $139,920
     and $154,225 at March 31, 2003 and December 31, 2002, respectively)                141,711             156,114
Stock in Federal Home Loan Bank of Boston                                                 7,900               7,683
Loans receivable:
     Residential mortgage loans                                                         304,389             297,763
     Commercial loans                                                                   298,612             280,967
     Consumer and other loans                                                           101,374              91,928
                                                                                  ----------------    ----------------
         Total loans                                                                    704,375             670,658
     Less allowance for loan losses                                                     (10,435)            (10,096)
                                                                                  ----------------    ----------------
         Net loans                                                                      693,940             660,562
Premises and equipment, net                                                              11,296               9,702
Other real estate owned                                                                      31                  58
Goodwill, net                                                                            10,766              10,766
Accrued interest receivable                                                               6,084               6,183
Investment in bank owned life insurance                                                  14,972              14,768
Prepaid expenses and other assets                                                         3,291               2,753
                                                                                  ----------------    ----------------
         Total assets                                                              $  1,019,742        $  1,012,877
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                      $     135,639       $     137,920
     NOW accounts                                                                       106,259             100,476
     Money market accounts                                                               11,187              10,660
     Savings accounts                                                                   297,340             290,981
     Certificate of deposit accounts                                                    212,527             221,874
                                                                                  ----------------    ----------------
         Total deposits                                                                 762,952             761,911
Overnight and short-term borrowings                                                      18,691              27,364
Federal Home Loan Bank of Boston borrowings                                             157,997             143,941
Company-obligated mandatorily redeemable capital securities                               8,000               8,000
Other liabilities                                                                         4,653               5,234
                                                                                  ----------------    ----------------
         Total liabilities                                                              952,293             946,450
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Voting:  Issued and outstanding 3,790,850 shares 2003 and 3,777,450
              shares in 2002                                                                 38                  38
Additional paid-in capital                                                               40,276              40,134
Retained earnings                                                                        25,143              24,002
Accumulated other comprehensive income (loss), net                                        1,992               2,253
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      67,449              66,427
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                $  1,019,742        $  1,012,877
                                                                                  ================    ================

                                            BANCORP RHODE ISLAND, INC.
                                       Consolidated Statements of Operations

                                                                                       Three Months Ended
                                                                                            March 31,
                                                                            ------------------------------------------
                                                                                  2003                   2002
                                                                           --------------------   --------------------
                                                                              (In thousands, except per share data)
Interest and dividend income:
     Residential mortgage loans                                                 $    4,174             $    4,927
     Commercial loans                                                                4,683                  4,288
     Consumer and other loans                                                        1,289                    939
     Mortgage-backed securities                                                      1,480                  2,100
     Investment securities                                                           1,139                    708
     Overnight investments                                                              39                     73
     Federal Home Loan Bank of Boston stock dividends                                   62                     62
                                                                           --------------------   --------------------
         Total interest and dividend income                                         12,866                 13,097
                                                                           --------------------   --------------------
Interest expense:
     NOW accounts                                                                      326                     42
     Money market accounts                                                              28                     35
     Savings accounts                                                                1,148                  1,217
     Certificate of deposit accounts                                                 1,600                  2,289
     Overnight and short-term borrowings                                                51                     59
     Federal Home Loan Bank of Boston borrowings                                     1,762                  1,762
     Company-obligated mandatorily redeemable capital securities                       137                     76
                                                                           --------------------
                                                                                                  --------------------
         Total interest expense                                                      5,052                  5,480
                                                                           --------------------   --------------------
         Net interest income                                                         7,814                  7,617
Provision for loan losses                                                              400                    400
                                                                           --------------------   --------------------
         Net interest income after provision for loan losses                         7,414                  7,217
                                                                           --------------------   --------------------
Noninterest income:
     Service charges on deposit accounts                                               952                    855
     Commissions on nondeposit investment products                                     174                    249
     Income from bank owned life insurance                                             203                     95
     Loan related fees                                                                 104                     91
     Commissions on loans originated for others                                        109                     94
     Gains on sales of mortgage-backed securities                                      104                     23
     Gains on sales of investment securities                                            54                     --
     Other income                                                                      216                    159
                                                                           --------------------   --------------------
         Total noninterest income                                                    1,916                  1,566
                                                                           --------------------   --------------------
Noninterest expense:
     Salaries and employee benefits                                                  3,298                  3,047
     Occupancy                                                                         603                    467
     Equipment                                                                         336                    249
     Data processing                                                                   845                    440
     Marketing                                                                         297                    296
     Professional services                                                             277                    382
     Loan servicing                                                                    228                    223
     Other real estate owned expense                                                    15                     (9)
     Other expenses                                                                    974                    762
                                                                           --------------------   --------------------
         Total noninterest expense                                                   6,873                  5,857
                                                                           --------------------   --------------------
         Income before income taxes                                                  2,457                  2,926
Income tax expense                                                                     785                  1,032
                                                                           --------------------   --------------------
         Net income                                                            $     1,672            $     1,894
                                                                           ====================   ====================

Per share data:

     Basic earnings per common share                                          $       0.44           $       0.51
     Diluted earnings per common share                                        $       0.42           $       0.48

     Average common shares outstanding - basic                                   3,779,007              3,747,171
     Average common shares outstanding - diluted                                 4,021,127              3,977,319